SELECT*ANNUITY II

AN INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACT

issued by

Reliastar Life Insurance Company

and its

ReliaStar Select Variable account

Supplement dated March 21, 2007, to your prospectus dated August 8, 1997. Please read it carefully and keep it with your prospectus for future reference.

_________________________________________________________________________________

IMPORTANT INFORMATION ABOUT THE ING MARKETPRO PORTFOLIO

Effective April 30, 2007, we are closing to new investors and to new investments by existing investors the Sub-Account which invests in the following Fund:

· ING MarketPro Portfolio (Class I)

Contract Owners who have Contract Value allocated to the Sub-Account that corresponds to this Fund may leave their Contract Value in that Sub-Account, but future allocations and transfers into that Sub-Account are prohibited. If your most recent premium allocation instructions includes a Sub-Account that corresponds to this Fund, premium received after April 30, 2007, that would have been allocated to that Sub-Account will be allocated on a pro rata basis among all the other available Sub-Accounts in which your Contract Value is allocated. If there are no other such Sub-Accounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you.

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